UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
August 31, 2023
Date of Report (date of Earliest Event Reported)
NEWTEKONE, INC.
(Exact Name of Company as Specified in its Charter)

Maryland	814-01035	46-3755188
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

4800 T Rex Avenue, Suite 120, Boca Raton, Florida 33431
(Address of principal executive offices and zip code)

(212) 356-9500
(Company’s telephone number, including area code)

(Former name or former address, if changed from last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.02 per share	NEWT	Nasdaq Global Market LLC
5.75% Notes due 2024	NEWTL	Nasdaq Global Market LLC
5.50% Notes due 2026	NEWTZ	Nasdaq Global Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.    Other Events.
On August 31, 2023, NewtekOne, Inc. (the “Company”) completed a registered offering of $40,000,000 aggregate principal amount of its 8.00% Fixed Rate Senior Notes due 2028 (the “Notes”), which includes the Underwriters’ exercise of the option granted by the Company under the Underwriting Agreement to purchase an additional $5,000,000 aggregate principal amount of the Notes. The offering was consummated pursuant to the terms of an underwriting agreement (the “Underwriting Agreement”) with Piper Sandler & Co., as representative of the several underwriters named in Exhibit A thereto (the “Underwriters”). The Company received $38,800,000 in proceeds, before expenses, from the sale of the Notes. The Company intends to use the net proceeds from the sale of the Notes for general corporate purposes.

The Notes were offered and sold pursuant to the Company’s registration statement on Form S-3 (Registration No. 333-269452) filed with the Securities and Exchange Commission (the “SEC”) and became effective on July 27, 2023, as supplemented by the final prospectus supplement filed with the SEC on August 28, 2023.

The terms of the Notes are governed by a senior debt securities indenture, dated as of August 31, 2023 (the “Base Indenture”), as supplemented by a first supplemental indenture, dated as of August 31, 2023 (the “First Supplemental Indenture,” and together with the Base Indenture, the “Indenture”), between the Company and U.S. Bank Trust Company, National Association, as trustee (the “Trustee”). The terms of the Notes are governed by the Indenture. The Base Indenture and the First Supplement Indenture, which includes the form of the Notes, are attached hereto as Exhibits 4.1 and 4.2, respectively, and incorporated herein by reference. The description of the Notes contained in this Form 8-K is qualified in its entirety by reference to the foregoing.

Item 9.01.      Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number	Description

4.1
Base Indenture, dated as of August 31, 2023, between NewtekOne, Inc. and U.S. Bank Trust Company, National Association, as trustee (incorporated by reference to Exhibit 4.1 to NewtekOne, Inc.’s Form 8-K filed on August 31, 2023).

4.2
First Supplemental Indenture, dated as of August 31, 2023, between NewtekOne, Inc. and U.S. Bank Trust Company, National Association, as trustee (incorporated by reference to Exhibit 4.2 to NewtekOne, Inc.’s Form 8-K filed on August 31, 2023).

4.3	Form of 8.00% Fixed Rate Senior Notes due 2028 (included in Exhibit 4.2).

5.1	Opinion of Eversheds Sutherland (US) LLP.

23.1	Consent of Eversheds Sutherland (US) LLP (contained in Exhibit 5.1).

SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NEWTEKONE, INC.

Date: August 31, 2023	By:	/S/ BARRY SLOANE
Barry Sloane
Chief Executive Officer, President and Chairman of the Board